Trade receivables	12 Months Ended
Dec. 31, 2024
Trade and other receivables [abstract]
Trade receivables
5.18 Trade receivables
Trade receivables are initially recognized at fair value. The carrying amount of trade receivables is reduced through an allowance for doubtful account. When a trade receivable is considered uncollectible, it is written off against this allowance account. Subsequent recoveries of amounts previously written off are credited against the allowance account. Changes in the carrying amount of the allowance account are recognized in the profit or loss.
Trade receivables include the following:

	Year ended December 31,
in € thousand	2024	2023
Trade receivables	35,257	41,714
Less: loss allowance of receivables	(52)	(69)
TRADE RECEIVABLES, NET	35,205	41,645

In 2024 and 2023, no material impairment losses were recognized. As at December 31, 2024, the amount of trade receivables past due (which is defined as being more than 30 days late) reached €2.0 million (December 31, 2023: €4.5 million). On December 31, 2023, an amount of €3.4 million came from a governmental authority with a credit rating of B+/B2, which was paid in the course of 2024 and led to the decrease in the outstanding amount.
Due to the short-term nature of the current receivables, their carrying amount is considered to be the same as their fair value.
As at December 31, 2024, trade receivables included €35.2 million (December 31, 2023: €41.6 million) of receivables from contracts with customers. The decrease is mainly due to payments received from Pfizer and a governmental authority.